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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                        TO THE HOLDERS OF:
BANK OF                      Corporate Band-Backed Certificates
  NEW                        Series 1998-CAT-1
  YORK                       Class A-1 Certificates

                                         CUSIP NUMBER: 219-87H-AQ8

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
in accordance with the Standard Terms and Conditions of Trust, The Bank of
New York, as trustee submits the following cash basis statement for the period
ending:                                                                                        September 02,2003

INTEREST ACCOUNT
Balance as of March 03,2003                                                                                                  $0.00
      Schedule Income received on securities...............................................                          $1,843,750.00
      Unscheduled Income received on securities............................................                                  $0.00
      Schedule Interest received from Swap Counterparty....................................                                  $0.00
      Unscheduled Interest received from Swap Counterparty.................................                                  $0.00
      Interest Received on sale of securities..............................................                                  $0.00
LESS:
      Distribution to Class A-1 Holders.................................................... $1,135,581.00
      Distribution to Swap Counterparty....................................................         $0.00
      Trustee Fees.........................................................................     $2,250.00
      Fees allocated for third party expenses..............................................       $750.00
Balance as of September 02,2003                                                                  Subtotal              $705,169.00


PRINCIPAL ACCOUNT
Balance as of March 03,2003                                                                                                  $0.00
      Scheduled Principal payment received on securities...................................                                  $0.00
      Principal received on sale of securities.............................................                                  $0.00
LESS:
      Distribution to Class A-1 Holders....................................................   $705,169.00
      Distribution to Swap Counterparty....................................................         $0.00
Balance as of March 03,2003                                                                      Subtotal              $705,169.00
                                                                                                  Balance                    $0.00
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               UNDERLYING SECURITIES HELD AS OF: September 02,2003
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
                               CUSIP#: 149-123-BE0